SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 7, 2003

(Date of earliest event reported)

UNIVERSAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	1-652	54-0414210
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 North Hamilton Street	23230
Richmond, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:

(804) 359-9311

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

No.	Description

99.1	Press release dated August 7, 2003 announcing earnings for period ended June 30, 2003.*

99.2	Press release dated August 7, 2003 announcing Board of Directors actions.*

Item 8.    Change in Fiscal Year.

On August 7, 2003, the Board of Directors for Universal Corporation voted to change its fiscal year end to March 31 from June 30. Universal Corporation intends to file a Transitional Report on Form 10-K for the period ending March 31, 2004.

Item 12.    Results of Operations and Financial Condition.

On August 7, 2003, Universal Corporation issued a press release announcing its financial results for the fiscal year ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 12. No information contained in or incorporated into this Item 12 shall be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

* Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION (Registrant)

Date: August 7, 2003	By:	/s/ GEORGE C. FREEMAN, III
George C. Freeman, III General Counsel and Secretary

Exhibit Index

        Exhibit

        Number        Document

99.1	Press release dated August 7, 2003 announcing earnings for period ended June 30, 2003.*

99.2	Press release dated August 7, 2003 announcing Board of Director actions.*

* Filed Herewith